Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated January 30, 2015
to the
Prospectus and Summary Prospectus dated March 28, 2014
for the Gerstein Fisher Multi-Factor® Growth Equity Fund,
Gerstein Fisher Multi-Factor® International Growth Equity Fund and
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund,
each a series of Trust for Professional Managers (the “Trust”)

On January 22, 2015, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Operating Expense Limitation Agreement between the Trust, on behalf of the Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Fund”) and Gerstein, Fisher & Associates, Inc. (the “Adviser”), as investment adviser of the Fund, pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit from 1.25% to 0.99% effective February 1, 2015.

The following disclosures are hereby revised to reflect the change to the operating expense limit of the Fund:

Page 1 – “Fees and Expenses of the Fund”

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days from the date of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver/Expense Reimbursements	-0.04%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement(1)	0.99%

(1)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Gerstein, Fisher & Associates, Inc. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 0.99% of the Fund’s average net assets through March 30, 2016.  The operating expense limitation agreement can only be terminated by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to recoup management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitation on Fund expenses. Prior to February 1, 2015, the Fund’s operating expense limitation was 1.25%.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/reimbursement agreement discussed in the table above is reflected only through March 30, 2016.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$320	$561	$1,252

Page 26 – “Management of the Funds - The Adviser”

Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund’s to ensure that the Funds’ Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred sales loads, interest, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Funds), and tax expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends and interest expenses on short positions and extraordinary expenses) do not exceed 0.99% of the average net assets of the Growth Equity Fund through March 30, 2016, 1.35% of the average net assets of the International Growth Equity Fund through January 27, 2016, and 1.00% of the average net assets of the Global Real Estate Securities Fund through April 30, 2016.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if an aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or Fund expenses.  In addition, any such reimbursement from a Fund to the Adviser will be subject to the applicable limitation on the Fund’s expenses.  This agreement may be terminated at any time at the discretion of the Board of Trustees.

Please retain this supplement with your Prospectus and Summary Prospectus